Exhibit 99.1

CONTROLLED ENVIRONMENT AGRICULTURE (CEA) SOLUTIONS 2021 Presentation

Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward - looking statements . Forward - looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions . These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management . These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict . Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward - looking statements due to numerous factors discussed from time to time in documents which we file with the Securities and Exchange Commission . In addition, such statements could be affected by risks and uncertainties related to, among other things : our ability to effectively execute on our growth strategy ; our ability to continue winning engineering and design contracts, our ability to deliver on those contracts ; and our reliance on key personnel . Any forward - looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward - looking statements . SAFE HARBOR STATEMENTS 2

INVESTMENT HIGHLIGHTS the urban - gro solution: ▪ We are an engineering and design services company that integrates complex environmental equipment systems into global CEA facilities. ▪ Our acquired expertise is our #1 asset ▪ Early mover in the US and Canadian markets ▪ International markets: securing a leadership position the controlled environment agriculture (CEA) segment is growing ▪ The CEA segment encompasses any controlled growing environment: Greenhouse, Indoor/Warehouse, Vertical Farms ▪ CEA enables a variety of crops be grown year - round with efficient use of water, energy and labor ▪ AgTech has been a rapidly growing focal point of the CEA segment COMPANY OVERVIEW 3 ~$26M estimated 2020 revenues 300+ projects to date 1 Patil, Asavari, and Supradip Baul. “Vertical Farming Market Size, Share: Industry Trends and Analysis 2026.” Allied Market Re sea rch, 2019 42 Employees Expertise is our #1 Asset $14M backlog entering 2021 long - term 40+% of arable land suffered from farming degradation Source: PNAS,2018 30 - 50% of European rivers and lakes are polluted with pesticides Source: EEA Report, 2019 of freshwater is used by agriculture Source: Worldbank, 2019 70+% people are estimated to inhabit earth by 2050 Source: WRI, 2018 10B 4 today’s farming methods ARE UNSUSTAINABLE

1 Patil, Asavari, and Supradip Baul. “Vertical Farming Market Size, Share: Industry Trends and Analysis 2026.” Allied Market Re sea rch, 2019; 2: DentIDTechEx, Michael. “Vertical Farming Attracts Investment.” AgUpdate , 15 Sept. 2020; 3: Kobayashi - Solomon, Erik. “Investing In Vertical Farming: Five Take - Aways.” Forbes , Forbes Magazine, 9 Apr. 2019 5 ~$13B in revenues expected by 2026 at 25% 5 - Year CAGR 1 10 – 50x increase in output versus field farming ~$600M By: Softbank, Jeff Bezos, Google Ventures, Ingka Group CEA PERFORMANCE CEA GROWTH Vertical Farming CEA INVESTMENTS controlled environment agriculture is FARMING’S FUTURE farmers and consumers benefit from

A BETTER WAY TO FARM

field farming

- "Gassed" to maturity
- Shipped long distances
- Seasonal production
- Subject to weather
- Soil related problems
- Chemical control

CEA farming

- ✓ Harvested at peaks
- ✓ Locally grown food
- ✓ Year-round production
- ✓ Controlled environment
- ✓ No / low soil
- ✓ Biological controls

CEA Crops


TOMATOES
PLANT-BASED MEDICINES
CUCUMBERS
HERBS
LEAFY GREENS
STRAWBERRIES
PEPPERS

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DESIGN INTEGRATE COMMISSION program. engineer. design. complex environmental & equipment systems equipment & environment 7 OUR CLIENT - CENTRIC PROJECT APPROACH

Mechanical, electrical and plumbing engineering plans Stamped construction documents in U.S. Appropriately engineered environmental control mechanical systems are the #1 factor for CEA success space programming & design services MEP engineering Cultivation Space Programming (CSP) proactively optimizes the facility for interactions between the crop, equipment systems, the environment, and processes Integrated Cultivation Design (ICD) optimizes the environment by designing interactive systems including environmental controls, HVAC, water treatment, air movement, lighting, and benching/vertical racking systems 8 DESIGN .

Complex environmental equipment systems Environment controls & irrigation distribution Purpose - built HVAC Cultivation equipment systems Lighting solutions Airflow management Benching and vertical racking systems Air sanitization procurement of complex equipment systems commissioning & training Pre - Commissioning Inspection Ensure facility is ready and staged properly for installation Installation Oversight & Systems Commissioning Ensure client contractors are installing complex equipment systems correctly Onsite testing and certification of equipment systems for proper functioning and operation Systems Training Pre - operational client training on proper operation INTEGRATE. COMMISSION. 9

DEVELOPMENT TIMELINES & METRICS DESIGN. INTEGRATE. COMMISSION. space programming MEP engineering procurement of environmental & equipment systems commissioning & training 2 - 6 Months 2 - 4 Months 4 - 10 Months 2 Months AVERAGE BILLING $60,000 AVERAGE BILLING $90,000 AVERAGE BILLING $500,000 - $4,000,000 AVERAGE BILLING $25,000 10 10

REACH AND RELATIONSHIPS projects , suppliers and/or partners 11 urban - gro HQ Lafayette, Colorado USA

GROWTH STRATEGY 12 • ORGANIC GROWTH • GROWTH THROUGH ACQUISITIONS • PARTNERING FOR GROWTH

ORGANIC GROWTH • Growing Sales Infrastructure to Access New Markets • Bolstering Digital Marketing Strategy • Increasing Operational Efficiencies to Support Scale • Expanding into Europe and Other High - Value Markets GROWTH THROUGH ACQUISITIONS • Enhancing Offering of Full Turn - Key Indoor CEA Solution s • Accessing Talent and Relationships in New Markets • Accelerating Speed to Market in New CEA Segments INVESTMENT HIGHLIGHTS 13 GROWTH STRATEGY Taking urban - gro to the next level

INVESTMENT HIGHLIGHTS 14 Edyza enables the internet of things for high density connectivity and computing (IoT - HD) to enable the future of artificial intelligence and machine learning 3D Heatmaps with Real - time Airflow Analysis GROWTH STRATEGY Taking urban - gro to the next level PARTNERING FOR GROWTH We Seek Investment Opportunities in Companies … • In the CEA market to drive lead generation • In AgTech companies to provide access to innovative technologies WE ARE INVESTED IN :

CEA MARKET COMPARABLES FINANCIAL RESULTS 15

urban-gro

CEA MARKET COMPARABLES

COMPANY (SYMBOL)	Business Description	Recent Stock Price	Market Capitalization	TTM Revenues 9/30/2020	Market Capitalization / TTM Revenues
GrowGeneration (GRWG)	Largest chain of hydroponic garden centers in North America by revenue and number of stores	$50	$2.8B	$156.8M	17.9x
Hydrofarm (HYFM)	Leading independent distributor and manufacturer of CEA equipment and supplies	$72	$2.4B	$308.5M	7.8x
Scotts Miracle-Gro (SMG)	Leading manufacturer and marketer of branded consumer lawn and garden products in North America. The Hawthorne division consists of Scotts' indoor, urban, and hydroponic gardening business	$226	$12.6B	$4.1B	3.1x

COMPANY (SYMBOL)	Business Description	Recent Stock Price	Market Capitalization	Unaudited and Estimated 2020 Revenues	Market Capitalization / Unaudited and Estimated 2020 Revenues
urban-gro, Inc. (UGROD)	Leading engineering and design services company focused on the sustainable commercial indoor horticulture market	**$9.90**	**$46.7M**	**$25.6M**	**1.8x**

urban-gro

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FINANCIAL METRICS • Revenue growth in 2020 despite C - 19 impact • Dramatic improvements in Net Loss and Adjusted EBITDA have been driven by reduced Operating Expenses • Entering 2021 with Backlog exceeding $14M For the Years Ended December 31 2018 Audited 2019 Audited 2020 Unaudited and Estimated TOTAL REVENUE $20,050,776 $24,189,803 $25,600,000 NET INCOME (LOSS) $(3,895,873) $(8,350,573) $(5,700,000) ADJUSTED EBITDA – Unaudited $(2,375,950) $(3,277,577) $(900,000) 17

CASH AND CAPITALIZATION CAP TABLE NOTES – Excludes shares issuable on bridge financing conversion 1: Includes all shares issuable upon exercise of warrants exercisable at a weighted average exercise price of $13.28 2: Includes all shares issuable upon exercise of options execrable at a weighted average exercise price of $6.30 As of September 30, 2020 Actual Cash and cash equivalents $213,392 Capitalization: Debt – Excluding bridge financing $7,041,691 Debt – Bridge financing - Total shareholders’ equity (deficit) (6,703,947) Total Capitalization $337,744 Outstanding Common Stock 4,712,047 Outstanding Warrants 1 202,752 Outstanding Options 2 638,277 18

INVESTMENT HIGHLIGHTS DIRECTORS JAMES R . LOWE Public company experience as both an operator and director (cofounded MJardin Group (CSE : MJAR) (OTCQX : MJARF)) in 2014 where he served as President of Cultivation and now serves as a director of MJardin Group since March 2014 Key Strength : Over a decade of CEA cultivation experience LEWIS O . WILKS Public company experience as both an operator and director (Chief Strategy Officer for Qwest Communications for 4 years) Key Strength : Technology and Data Analytics Bachelor of Science degree in Computer Science from the University of Central Missouri MANAGEMENT BRADLEY NATTRASS CEO and Chairman Co - founded urban - gro in March 2014 Chief Executive Officer and Chairman since March 2017 when urban - gro converted to a corporation Spent 10 years with Cargill Ltd . in 5 divisions and two countries Has been an entrepreneur for the past 13 years Bachelor of Commerce degree from the University of Calgary in marketing in 1995 and a MBA from the University of Phoenix in 2001 RICHARD (DICK) AKRIGHT CFO Appointed in December 2019 , and appointed as a director in February 2020 Served as Chief Financial Officer and Director for publicly traded companies (Nasdaq : KARE) and Qwest Communication Inc . (Divisional CFO) Bachelor of Business degree in Accounting from Western Illinois University in 1980 and a MS in Business Administration from Colorado State University in 1989 19 JAMES H . DENNEDY Public company experience as both an operator and director (CEO of Agilysys, Inc . (Nasdaq : AGYS) for 5 years) MS Economics from the University of Colorado, Boulder, a MBA from The Ohio State University and a Bachelors of Science degree in Economics from the U . S . Air Force Academy LANCE GALEY Public company experience includes Chief Software Architect of Autodesk, Inc . and Vice President, SaaS Engineering, Oracle Cloud Infrastructure at Oracle Key Strength : Technology Solutions with a focus on SaaS Bachelor of Science degree from Regis University ticker : UGROD INVESTMENT SUMMARY A leading provider of CEA solutions worldwide Opening new markets Entering new segments Targeting acquisitions to complement organic growth Experienced management team 20 BRADLEY NATTRASS , CEO 1751 Panorama Point, Suite G Lafayette, Colorado 80026 720 - 390 - 3880 Office www.urban - gro.com

EBITDA RECONCILATION For the Years Ended December 31 2018 2019 2020 Estimated NET LOSS $(3,895,873) $(8,350,573) $(5,700,000) Interest Expense 119,961 704,230 Interest expense – Amortization of convertible debentures - 1,333,520 G&A – Amortization of Convertible Debentures - 432,578 Impairment Loss - 505,766 Foreign exchange (gains)/losses - - Stock - based compensation 1,245,826 1,830,426 Contingent consideration - - Depreciation and amortization 154,136 266,476 ADJUSTED EBITDA $(2,375,950) $(3,277,577) $(900,000) 21